Summary Prospectus	December 29, 2021
Direxion Funds
Hilton Tactical Income Fund
Investor Class: HCYAX
Institutional Class: HCYIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxion.com. The Fund’s prospectus and statement of additional information, both dated December 29, 2021, and the most recent shareholder report, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Hilton Tactical Income Fund (the “Fund”) primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital.
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of purchase, if applicable)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses of the Fund	0.30%	0.30%
Acquired Fund Fees and Expenses(1)	0.12%	0.12%
Total Annual Fund Operating Expenses	1.46%	1.21%
Expense Cap/Reimbursement(2)	-0.22%	-0.22%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.24%	0.99%
(1)
"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2023, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 1.12% for Investor Class Shares and 0.87% for Institutional Class Shares of average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
  Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if overall Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$440	$777	$1,727
Institutional Class	$101	$362	$644	$1,446
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.
Principal Investment Strategy
The Fund utilizes a disciplined approach to balancing fixed income investments with historically higher income producing equity investments, with a focus on minimizing risk and volatility. The Fund’s subadviser, Hilton Capital Management, LLC (“Hilton” or “Subadviser”) generally seeks to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that offer the potential for capital appreciation but also may invest in options to attempt to hedge volatility and portfolio risks. The securities in which the Fund may invest include domestic and foreign, including emerging markets, common and preferred stocks of any market capitalization, closed-end funds and exchange-traded funds (“ETFs”), master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and a variety of debt
Summary Prospectus

Hilton Tactical Income Fund

instruments of any maturity, including corporate bonds, exchange-traded notes (“ETNs”), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities. The Fund will invest no more than 25% of its total assets in securities of MLPs.
The Subadviser’s investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. For the Fund’s equity portfolio, the Subadviser reviews a broad array of possible income-producing investments and then analyzes company-specific fundamental research to understand a company’s dividend policy, relative value and balance sheet. Investments are selected for the Fund’s portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.
The Subadviser manages the Fund’s fixed income portfolio by first considering a long-term strategic investment view and then buying and selling fixed income securities opportunistically in response to short-term market, economic, political, and other developments. The objective of the Subadviser’s fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate-term fixed income investments, such as U.S. government bonds. As a result, the Fund may invest up to 30% in high yield debt securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. or, if unrated, determined by the Subadviser to be of comparable quality). The Fund may invest in fixed income securities of any duration and may include foreign bonds that meet the Subadvisor’s investment criteria.
The Subadviser’s investment team has the flexibility to change the Fund’s asset allocation to reflect its outlook on market conditions and may reallocate the Fund’s investments between asset classes in an attempt to improve the Fund’s total return and reduce volatility. Volatility in the markets provides the Subadviser with the opportunity to benefit the Fund from perceived pricing dislocations that may occur during periods of market distress. The Subadviser makes asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.
The Fund may invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) cash flow flexibility.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Subadviser’s Investment Strategy Risk — While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund or that the Subadviser will identify the opportunities correctly. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Preferred Stock Risk — A preferred stock has characteristics of a bond and a common stock. It may offer the higher yield of a bond and has priority over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved. However, it does not have the same seniority as a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock is subject to many of the risks associated with debt instruments, including interest rate risk. As interest rates rise, the value of preferred stocks is likely to decline. In addition, preferred stocks may not pay a dividend; an issuer may suspend payment of dividends on preferred stocks, may call or redeem its preferred stock, or convert it to common stock at any time.
Real Estate Investment Risk — Real estate securities, including REITs, are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and non-diversification resulting from being invested in a limited group of properties. REITs receive favorable tax treatment only if they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.
Other Investment Companies (including ETFs) Risk—
The Fund may invest directly in another investment company by purchasing shares of the investment company or indirectly by utilizing an investment company as the reference asset of a derivative instrument. By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If
Summary Prospectus

Hilton Tactical Income Fund

the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance . In addition, because shares of closed-end investment companies and ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium to an ETF’s net asset value, and an ETF’s market price may be more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. Because the Fund transacts and prices its direct or indirect investments in ETFs at market price, the Fund’s use of ETFs could have an adverse impact on the Fund’s ability to achieve its investment objective. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in closed-end investment companies and ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Natural Disaster/Epidemic and Market Disruption Risk– Natural disasters and widespread disease, including pandemics, are typically highly disruptive to economies and markets. The COVID-19 pandemic has recently led, and may continue to lead to increased market volatility. Significant market volatility and market downturns may limit the Fund’s ability to buy or sell securities and may result in the Fund paying more to do so. In addition, the Fund’s own transactions may exacerbate market volatility and may lead to adverse outcomes for the Fund. Natural disasters and health crises may also result in significant disruptions to important supply chains. A climate of uncertainty or panic may prevail, which may adversely affect all economies and reduce the availability or value of investments. The adverse effects may not be foreseen and be more pronounced for developing or emerging market countries. The Fund may have difficulty achieving its investment objective during natural disasters and health crises.
Interest rates have been unusually low in recent years in the United States and other countries, and central banks reduced rates further in an effort to combat the negative economic effects of the COVID-19 pandemic. However, the U.S. Federal Reserve (the “Fed”) recently updated its inflation guidance to reflect that it is targeting a 2% average inflation rate over time and the impact of any changes in monetary policy to try to maintain a stable target inflation rate, such as increases in interest rates or a reduction in quantitative easing by the Fed, could have an adverse impact on the Fund.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment, as well as inflation, may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
Exchange-Traded Note Risk — The value of an exchange-traded note may be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying securities’ markets (if applicable), changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, exchange traded notes are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.
High Yield Debt Securities Risk — Securities rated below investment grade, otherwise known as “junk bonds,” generally involve greater risk of default or price changes than other types of fixed-income securities due to uncertainty regarding an issuer’s continuing ability to make principal and interest payments. Junk bonds are considered primarily speculative and may be difficult to sell at the time and price the Fund desires. Junk bonds may have greater transaction costs and wider bid/ask spreads and their values can have significant volatility and may decline significantly over short periods of time as compared to higher-rated securities of similar maturities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
High-Yielding Dividend Stock Risk — High-yielding dividend stocks are often speculative, high risk investments. Companies offering high-yielding dividend stocks may be paying out
Summary Prospectus

Hilton Tactical Income Fund

more earnings than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse impact on the stock price of these companies and materially impact the Fund’s performance.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the U.S. Treasury or the full faith and credit of the United States. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
MLP Risk — Common units of MLPs involve risks that differ from common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by unique fundamentals, including cash flow growth, cash generating power and distribution coverage.
The Fund currently qualifies as, and intends to continue to qualify as, a registered investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”) and as such, may not invest more than 25% of its net assets in the securities of MLPs. If the Fund exceeds this limitation, it may no longer qualify under the IRC as a registered investment company and may be subject to taxation as a corporation instead of a registered investment company.
Convertible Bond Risk — Convertible bonds are fixed income securities that normally pay interest and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches, or is greater than the conversion price, the convertible bond’s market value tends to correlate with the market price of the underlying stock and will be subject to the market risk. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible bond tends to be influenced by the yield of the convertible bond. Convertible bonds are subject to risks associated with debt securities, such as interest rate risk and credit risk.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Small- and/or Mid-Capitalization Company Risk —
Small- and mid-capitalization companies often have narrower markets for their goods and/or services, less stable earnings, and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Energy Sector Risk — If the Fund invests in MLPs, it will primarily invest in MLPs operating in the energy sector (“Energy MLPs”). These MLPs are subject to risks specific to the energy sector including, but not limited to the following:
•
The energy sector is highly regulated. Energy MLPs are subject to significant regulation of virtually every aspect of their operations by federal, state and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.
•
Energy MLPs may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal.
•
Energy MLPs engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the MLP to decline over time.
•
Energy MLPs may be adversely affected by reductions in the supply of or demand for energy commodities.
•
Energy MLPs may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated
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Hilton Tactical Income Fund

cost projections, and other risks arising from specific business strategies.
•
Rising interest rates could adversely impact the financial performance of MLPs by increasing their costs of capital, which may reduce an MLP’s ability to execute acquisitions or expansions in a cost-effective manner.
•
Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of Energy MLPs.
•
Threats of or actual attacks by terrorists on energy assets could impact the market for Energy MLPs.
•
If a significant accident or event occurs and an MLP is not fully insured, it could adversely affect the MLP’s operations and financial condition and the securities issued by the MLP.
Technology and Telecommunications Sectors Risk —
The Fund invests in, and/or has exposure to, companies that serve the electronics, software, IT services, computer and telecommunications equipment and services industries or that manufacture products based on the latest applied science. These companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. The market prices of technology and/or telecommunications-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology and telecommunications securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, competition, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and telecommunications companies.
Emerging Markets Risk — Securities of issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries, which may result in significant delays in registering the transfer of securities and may make it more difficult for the Fund to value its holdings.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop. There is also a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested in certain emerging market countries. These investments could be impacted by sustainability risks, in particular those caused by environmental changes related to climate change, social issues (including relating to labor rights) and governance risk (including but not limited to risks around board independence, ownership and control, or audit and tax management). Additionally, disclosures or third-party data coverage associated with sustainability risks is generally less available or transparent in these markets.
Return of Capital Risk — A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to a shareholder, but reduce a shareholder’s basis in their Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. A distribution in excess of a shareholder’s basis will be taxable in the same manner as a sale of a shareholder’s Shares. Shareholders who periodically receive the payments of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not.
Depositary Receipt Risk — To the extent the Fund invests in foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Additionally, the Fund may be impacted by a limitation on foreign ownership of securities, the imposition of withholding or other taxes,
Summary Prospectus

Hilton Tactical Income Fund

restrictions on the repatriation of cash or other assets, higher transaction and custody costs, delays in the settlement of securities, difficulties in enforcing contractual obligations and lower levels of regulation in the securities markets.
Municipal Securities Risk — Municipal issuers are subject to unique factors affecting their ability to pay debt obligations, including the risk that litigation, legislation or other political events, local business and economic conditions, or bankruptcy could have a significant impact on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Moreover, an adverse interpretation of the tax status of municipal securities may make such securities decline in value. Because many municipal securities are issued to finance certain projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market.
Options Risk — The Fund may not achieve its intended results with its use of options. There is no assurance that a liquid market will exist when the Fund seeks to close out an option position. The hours of trading for options may not conform to the hours during which the underlying assets are traded. To the extent the options markets close before the markets for the underlying assets, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the value of options can be affected by changes in the value and dividend rates of the underlying assets, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the remaining time to an option’s expiration. Additionally, the exercise price of an option may be adjusted before the option’s expiration as a result of the occurrence of events affecting the underlying asset. A reduction in the exercise price of an option could reduce the Fund’s capital appreciation potential on the underlying asset.
Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or be illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. The Fund may be forced to sell a security at a loss, thus materially affecting Fund performance.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
LIBOR Risk — Certain derivatives or debt securities, or other financial instruments in which the Fund may invest, utilize or may utilize in the future the London Interbank Offered Rate (LIBOR) as the reference rate for interest rate calculations. LIBOR is to be phased out starting at the end of 2021. Market participants’ transition away from LIBOR may lead to increased volatility and may adversely affect the liquidity and/or market value of financial instruments whose value is tied to LIBOR, including financial instruments held by the Fund.
Market Risk —Turbulence in financial markets, reduced liquidity in equity, credit and fixed income markets and inflationary pressure may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (generally 4:00 PM Eastern Time). In some cases, foreign markets may close before the New York Stock Exchange opens or may not be open for business on the same calendar days as the Fund. As a result, the Fund may have to price holdings at a fair value determined by the Adviser, under the oversight of the Board of Trustees.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for the Fund’s Investor Class Shares. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/mutual-funds?producttab=performance or by calling the Fund toll-free at (800) 851-0511.
The performance and average annual total returns shown below are those of the Fund’s Investor Class Shares. However, during the calendar year ended December 31, 2017, the Investor Class Shares were Class A Shares. Effective at the close of business on June 30, 2018, the Fund’s Class A Shares converted to Investor Class Shares.
Performance information shown for periods prior to the close of business on December 5, 2014 is that of the Hilton Yield Plus Fund, a series of Managed Portfolio Series, which reorganized into the Fund on that date. Performance information from December 5, 2014 to June 1, 2015 reflects the performance of the Fund’s Investor Class Shares. Effective June 1, 2015, the Investor Class Shares converted to Class A Shares, and the performance information from June 1, 2015 to December 31, 2017 reflects the performance of the Fund’s Class A Shares. The average annual total returns table below reflects the sales charge attributable to the Class A Shares during the applicable periods.
Summary Prospectus

Hilton Tactical Income Fund

The returns for the Fund’s Institutional Class Shares would be different than the figures shown because each class of shares has different expenses.
Hilton Tactical Income Fund –
Investor Class Shares
Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 6.83% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -15.46% for the quarter ended March 31, 2020. The year-to-date return as of September 30, 2021 was 9.59%.
Average Annual Total Returns (for the periods ended December 31, 2020)
	1 Year	5 Years	Since Inception 9/16/2013
Hilton Tactical Income Fund – Investor Class
Return Before Taxes	-1.84%	5.51%	4.99%
Return After Taxes on Distributions	-2.30%	4.68%	4.09%
Return After Taxes on Distributions and Sale of Fund Shares	-0.97%	4.08%	3.65%
Hilton Tactical Income Fund – Institutional Class
Return Before Taxes	-1.56%	5.77%	5.27%
Bloomberg Intermediate US Government/Credit Bond Index (formerly the Bloomberg Barclays Intermediate US Government/Credit Bond Index) (reflects no deduction for fees, expenses or taxes)	6.43%	3.64%	3.19%
Bloomberg U.S. Aggregate Bond Index (formerly the Bloomberg Barclays U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	4.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.78%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the one year period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Investment Subadviser. Hilton Capital Management, LLC is the Fund’s investment subadviser.
Portfolio Manager. The Subadviser’s portfolio management team has the day-to-day responsibility for managing the Fund’s investment strategy and asset allocation.
Portfolio Manager	Years of Service with the Fund	Primary Title
William J. Garvey	Since Inception of the Predecessor Fund in September 2013	Chief Investment Officer
C. Craig O’Neill	Since Inception of the Predecessor Fund in September 2013	Chief Executive Officer and President
Alexander D. Oxenham	Since Inception of the Predecessor Fund in September 2013	Co-Chief Investment Officer
Timothy Reilly	Since November 2017	Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Hilton Tactical Income Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Investor Class Shares	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$100
Minimum Investment: Retirement Accounts (401(k) plans; Traditional, ROTH and Spousal individual retirement accounts)	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$100
Minimum Investment Institutional Class Shares	$50,000	$100
Summary Prospectus

Hilton Tactical Income Fund

Tax Information
The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus

SEC File Number: 811-08243
Hilton Tactical Income Fund